                                                                    EXHIBIT 10.6

                             INTERPLAY PRODUCTIONS






                  INCENTIVE STOCK OPTION, NONQUALIFIED STOCK
               OPTION AND RESTRICTED STOCK PURCHASE PLAN - 1991
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                             INTERPLAY PRODUCTIONS

                  INCENTIVE STOCK OPTION, NONQUALIFIED STOCK
                  ------------------------------------------
               OPTION AND RESTRICTED STOCK PURCHASE PLAN - 1991
               ------------------------------------------------


     1.   Purpose of the Plan.
          -------------------

     The purposes of this Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan-1991 (the "Plan") of Interplay Productions, a California corporation (the "Company"), are (a) to ensure the retention of the services of existing executive personnel, key employees and non-employee directors of the Company or its affiliates; (b) to attract and retain competent new executive personnel and key employees; (c) to provide incentive to all such personnel, employees and non-employee directors, consultants and advisors to devote their utmost effort and skill to the advancement and betterment of the Company, by permitting them to participate in the ownership of the Company and thereby in the success and increased value of the Company; and (d) to allow consultants, business associates and others with important business relationships with the Company the opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

     2.   Shares Subject to the Plan.
          --------------------------

     The shares of stock subject to the incentive options having the terms and conditions set forth in Section 6 below (hereinafter "incentive options") and/or nonqualified options or rights to purchase restricted shares having the terms and conditions set forth in Section 7 below (hereinafter "nonqualified options" and "rights of purchase") and other provisions of the Plan shall be shares of the Company's authorized but unissued or reacquired common stock (hereinafter sometimes referred to as the "Common Stock"). The total number of shares of the Common Stock of the Company which may be issued under the Plan shall not exceed, in the aggregate, 250,000. The limitations established by the preceding sentence shall be subject to adjustment as provided in Section 8 below. In the event that any outstanding incentive option, nonqualified option or right of purchase granted under the Plan can no longer under any circumstances be exercised, or in the event that any shares purchased pursuant to the Plan are reacquired by the Company, for any reason, the shares of Common Stock allocable to the unexercised portion of such incentive option, nonqualified option or such right of purchase, or the shares reacquired, as the case may be, may again be subject to grant or issuance under the Plan.

     3.   Eligibility.
          -----------

          (a)  Incentive Options. Officers and other key employees of the
               -----------------
     Company or its parent or of any subsidiary corporation (including directors if they are also employees of the Company or a subsidiary), as may be determined by the Board or the Committee, who qualify for incentive stock options under the applicable provisions of the Internal Revenue Code, will be eligible for selection to receive incentive options under the Plan. An employee who has been granted an incentive option may, if otherwise eligible, be granted an additional incentive option or options and/or receive nonqualified options or rights of purchase if the Board or Committee shall so determine.

          (b)  Nonqualified Options and Rights of Purchase. Officers and other
               -------------------------------------------
     key employees of the Company or of any subsidiary corporation, any member of the Board of Directors of the Company, whether or not he or she is employed by the Company, or consultants, business associates or others with important business relationships with the Company, will be eligible to receive nonqualified options or rights of purchase under the Plan. An individual who has been granted a nonqualified option or right of purchase may, if otherwise eligible, be granted an incentive option (if otherwise eligible) or an additional nonqualified option or options or rights of purchase if the Board of Committee shall so determine.

     4.   Administration of the Plan.
          --------------------------

          (a) This Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee (the "Committee" consisting of two
     (2) or more persons, all of whom shall be directors of the Company, who shall be appointed by, and serve at the pleasure of, the Board of Directors. No person serving as a member of the Board or the Committee shall act on any matter relating solely to such person's own interests under the Plan or any option thereunder. For purposes of the Plan, the term "Administrator" shall mean the Board, or if the Board delegates responsibility for any matter to the Committee, the Committee. The Administrator may from time to time, in its discretion, determine which persons shall be granted incentive options, nonqualified options or rights of purchase under the Plan, the terms thereof, and the number of shares for which an incentive option or options or nonqualified option or options or a right or rights of purchase shall be granted.

          (b) The Administrator shall have full and final authority to determine the persons to whom, and the time or times at which, incentive options, nonqualified options and rights of purchase shall be granted, the number of shares to be represented by each incentive option, nonqualified option and right of purchase and the consideration to be received by the Company upon the exercise thereof; to interpret the Plan; to amend and rescind rules and regulations relating to the Plan; to determine the form and content of the incentive options or nonqualified options to be issued and terms and conditions of rights of purchase to be offered under the Plan; to determine the identity or capacity of any persons who may be entitled to exercise a participant's rights under any incentive option, nonqualified option or right of purchase under the Plan; to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any incentive option, nonqualified option or right of purchase in the manner and to the extent the board or Committee deems desirable to carry the Plan, incentive option, nonqualified option or right of purchase into effect; to accelerate the exercise date of any incentive option, nonqualified option or release and/or waive any repurchase rights of the Company contained in any right of purchase; to provide for an option to the Company to repurchase any shares issued upon exercise of an option upon termination of employment; and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination by the Administrator with respect to the application or administration of the Plan shall be final and binding on all participants and prospective participants

     5.   Option Price and Purchase Price of Shares.
          -----------------------------------------

          (a)  Incentive Options. The exercise price of the shares of Common
               -----------------
     Stock covered by each incentive option granted under the Plan shall not be less than the fair market value of such shares on the date the incentive option; provided, however, that the exercise price shall not be less than 110% of the fair market value if the person to whom such incentive option is granted owns 10% or more of the total combined voting power of all classes of stock or the Company.

          (b)  Nonqualified Options and Rights of Purchase. The exercise price
               -------------------------------------------
     of the shares of Common Stock covered by each nonqualified option granted and the purchase price of shares for which rights or purchase are offered under the Plan shall not be less than 85% of the fair market value of such shares on the date the nonqualified option is granted or right of purchase is offered.

          (c)  Fair Market Value. For purposes of this Section 5, fair market
               -----------------
     value shall, if the Common Stock is not listed or admitted to trading on a stock exchange, be the average of the closing bid price and asked price of the Common Stock in the over-the-counter market on the date the incentive option or nonqualified option is granted or right of purchase is offered, or, if the Common Stock is then listed or admitted to trading on any stock exchange or the NASDAQ National Market System in the over-the-counter market, the closing sale price on such day on the principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no sale takes place on such day on such national market system or principal exchange, then the closing sale price of the Common Stock on such national market system or exchange on the next preceding day on which a sale occurred. During such times as there is not a market price available, the fair market value of the Company's Common Stock shall be determined by the Administrator, which shall consider, among other facts, which it considers to be relevant, the book value of such stock and the earnings of the Company and the prices at which shares of Common Stock have been sold in recent transactions, if any. The exercise price or the purchase price, as the case may be, shall be subject to adjustment as provided in Section 8 below.

     6.   Terms and Conditions of Incentive Options.
          -----------------------------------------

     Each incentive option granted pursuant to this Plan shall be evidenced by a written Incentive Option Agreement which shall specify that the options subject thereto are incentive options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended. The Incentive Option Agreement shall be in such form as the Administrator shall, from time to time, recommend, but shall comply with and be subject to the following terms and conditions:

          (a)  Medium and Time of Payment. The option price upon the exercise of
               --------------------------
     the incentive option shall be payable (i) in United States dollars payable in cash, certified check, or bank draft; (ii) subject to any legal restrictions on the acquisition or purchase of its shares by the Company, by the delivery of shares of Common Stock which shall be deemed to have a value to the Company equal to the aggregate fair market value of such shares determined at the date of such exercise in accordance with the provisions of Section 5 above; (iii) by the issuance of a promissory note in a form acceptable to the Administrator, or (iv) any combination of (i),
     (ii) or (iii) above. If payment, in whole or in part, is permitted to be made by delivery of a promissory note, the Administrator may require the shares so purchased to be pledged with the Company to secure the note. The pledge shall be in such form and contain such terms as the Administrator deems appropriate.

          (b)  Grant of Incentive Option. Any incentive option shall be granted
               -------------------------
     within ten years from the date of the adoption of this Plan or the date this Plan is approved by the shareholders of the Company, whichever is earlier.

          (c)  Number of Shares. The incentive option shall state the total
               ----------------
     number of shares to which it pertains.

          (d)  Incentive Option Price. The incentive option price shall not be
               ----------------------
     less than the fair market value of the shares of Common Stock on the date of the granting of the option.

          (e)  Term of Incentive Option. Each incentive option granted under the
               ------------------------
     Plan shall expire within a period of not more than ten (10) years from the date the incentive option is granted; provided, however, that the incentive option shall expire within a period of not more than five (5) years if granted to a person who is the beneficial owner of 10% or more of the outstanding stock of the Company.

          (f)  Date of Exercise. The Administrator may, in its discretion,
               ----------------
     provided that an incentive option may be exercised immediately or that it may not be exercised in whole or in part for any specified period or periods of time. Furthermore, the Administrator may, in its discretion, condition the exercise or vesting periods of the Incentive Options on the performance and/or operating results, or such other performance goals, of the Company, with such terms, provisions and conditions to be set forth in the individual Incentive Option Agreements. Except as may be so provided, any incentive option may be exercised in whole at any time or in part from time to time during its term.

          (g)  Termination of Employment Except Death or Disability. In the
               ----------------------------------------------------
     event that any optionee who is an employee of the Company shall cease to be employed by the Company or a parent or any subsidiary corporation of the Company or a corporation or a parent or subsidiary corporation issuing and assuming an incentive option in a transaction to which Section 425(a) of the Internal Revenue Code of 1986, as amended, applies, for any reason other than his death or disability, (i) all incentive options granted to any such optionee pursuant to this Plan which are not exercisable at the date of such cessation shall terminate immediately and become void and of no effect, and (ii) all incentive options granted to any such optionee pursuant to this Plan which are exercisable at the date of such cessation may be exercised at any time within three (3) months of the date of such cessation, but in any event no later than the date of expiration of the incentive option period, and if not so exercised within such time shall be void and of no effect at the end of such time.

          (h)  Death or Disability of Optionee. If the optionee shall cease to
               -------------------------------
     be employed by the Company due to his or her death or disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended) and shall not have fully exercised his or her incentive options granted pursuant to the Plan, (i) all of such incentive options that had not become exercisable by the date of such cessation shall automatically terminate and be void and of no effect, and (ii) all such incentive options which had become exercisable prior to such cessation of employment may be exercised at any time within one (1) year after the optionee's cessation of employment as a result of such death or disability but in any event no later than the date of expiration of the incentive option period, by such optionee, or in the event of death, by the executors or administrators of the optionee's estate or by any person or persons who have acquired the incentive option directly from the optionee by bequest or inheritance.

          (i)  Rights as a Shareholder. An optionee or a transferee of an
               -----------------------
     incentive option shall have no rights as a shareholder with respect to any shares of Common Stock covered by his or her incentive option until the date of the issuance of a share certificate to him or her for such shares. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such share certificate is issued.

          (j)  Nonassignability of Rights. No incentive option shall be
               --------------------------
     assignable or transferable by the person receiving same except by will or the laws of descent and distribution. During the life of such person, the incentive option shall be exercisable only by him.

          (k)  Limitation. Notwithstanding any other provisions of the Plan, the
               ----------
     aggregate fair market value (determined in accordance with the provisions of Section 5 above as of the time the incentive option is granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.

          (l)  Other Provisions. Any Incentive Option Agreement may contain such
               ----------------
     other items, provisions and conditions as may be determined by the Administrator, which are not inconsistent with the provisions of Section 422A of the Internal Revenue Code of 1986, as amended, including, without limitation, provisions requiring restrictions to be placed on the transferability of shares acquired on exercise of stock options under the Plan and provisions granting to the Company a right to repurchase any shares issued upon the exercise of an option upon termination of employment. Incentive options granted to different persons, or to the same person at different times, may be subject to terms, conditions and restrictions which differ from each other.

     7.   Terms and Conditions of Nonqualified Options and Rights of Purchase.
          -------------------------------------------------------------------

          (a)  Terms and Conditions Applicable to Nonqualified Options. Each
               -------------------------------------------------------
     nonqualified option granted pursuant to this Plan shall be evidenced by a written Nonqualified Option Agreement which shall specify that the options subject thereto are nonqualified options. The Nonqualified Option Agreement shall be in such form as the Administrator shall, from time to time, recommend, but shall comply with and be subject to the following terms and conditions:

               (i)  Medium and Time of Payment. The nonqualified option price
                    --------------------------
          shall be payable (A) in United States dollars payable in cash, certified check, or bank draft; (B) subject to any legal restrictions on the acquisition or purchase of its shares by the Company, by the delivery of shares of Common Stock which shall be deemed to have a value to the Company equal to the aggregate fair market value of such shares determined at the date of such exercise in accordance with the provisions of Section 5 above; (C) or by the issuance of promissory note in a form acceptable to the Administrator; or (D) any combination of (A), (B), or (C) above. If payment, in whole or in part, is permitted to be made by delivery of a promissory note, the Administrator may require that the shares so purchased be held in pledge with the Company to secure payment of the note. The pledge shall be in such form and shall contain such terms as the Administrator deems appropriate.

              (ii)  Number of Shares. The nonqualified option shall state the
                    ----------------
          total number of shares to which it pertains.

             (iii)  Term of Nonqualified Option. Each nonqualified option
                    ---------------------------
          granted under the Plan shall expire within a period of not more than ten (10) years from the date the nonqualified option is granted.

              (iv)  Date of Exercise. The Administrator may, in its discretion,
                    ----------------
          provide that a nonqualified option may be exercised immediately or that it may not be exercised in whole or in part for any specified period or periods of time. Furthermore, the Administrator may, in its discretion, condition the exercise or vesting periods of the Nonqualified Options on the performance and/or operating results, or such other performance goals, of the Company, with such terms, provisions and conditions to be set forth in the individual Nonqualified Option Agreements. Except as may be so provided, any nonqualified option may be exercised in whole at any time or in part from time to time during its term.

               (v)  Termination of Employment Except Death or Disability. In the
                    ----------------------------------------------------
          event that an optionee who is an employee of the Company shall cease to be employed by the Company or any of its subsidiaries for any reason other than his or her death or disability, or, in the event that an optionee who is a director but not an employee of the Company shall cease to be a director of the Company for any reason other than his or her death or disability, (A) all nonqualified options granted to any such optionee pursuant to this Plan which are not exercisable at the date of such cessation shall terminate immediately and become void and of no effect, and (B) all nonqualified options granted to any such optionee pursuant to this Plan which are exercisable at the date of such cessation may be exercised at any time within three (3) months of the date of such cessation, but in any event no later than the date of expiration of the nonqualified option period, and if not so exercised within such time shall become void and of no effect at the time of such time.

              (vi)  Death or Disability of Optionee. If the optionee shall cease
                    -------------------------------
          to be employed by the Company (or, in the case of a non-employee director, shall cease to be a director of the Company) due to his or her death or permanent disability and shall not have fully exercised his or her nonqualified options granted pursuant to the Plan prior to such cessation, (A) all nonqualified options of such optionee outstanding under this Plan which were not exercisable at the date of such cessation shall terminate immediately and become void and of no effect, and (B) all of such options which are exercisable at the date of cessation may be exercised at any time within one (1) year after the date of cessation, but in any event no later than the date of expiration of the nonqualified option period, by such optionee, or in the event of death, by the executors or administrators of the optionee's estate or by any person or persons who shall have acquired the nonqualified option directly from the optionee by bequest or inheritance.

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

          (b)  Terms and Conditions Applicable to Rights of Purchase Under the
               ---------------------------------------------------------------
     Plan. After the Administrator shall have determined to offer to a person
     ----
     eligible to participate (hereinafter "offeree") the right to purchase shares under the Plan, it shall cause to be delivered to the offeree a written notice thereof, together with a Stock Purchase Agreement which shall constitute the Company's offer of the right of purchase and shall contain the terms and conditions of purchase, including, without limitation, the number of shares which the offeree shall be entitled to purchase, the purchase price per share, any other terms, conditions or restrictions relating thereto, and the number of days or period the offeree shall have to accept such offer. The execution and delivery of the Stock Purchase Agreement by the offeree to the Company within said number of days or period shall constitute acceptance of the offer of said Stock Purchase Agreement shall, thereupon, become a binding obligation of the Company and the offeree. Each Stock Purchase Agreement shall be in such form as the Administrator shall, from time to time, recommend, but shall comply with and be subject to the following terms and conditions:

               (i)  Method of Payment. The purchase price of the shares shall be
                    -----------------
          paid to the Company, (A) in cash; (B) by check or bank draft; (C) by a promissory note, with or without interest, payable to the Company; or
          (D) any combination of (A), (B) or (C) above, as the Administrator, shall in its discretion determine. The terms, manner and timing of such payment and the form and content of any promissory note, shall be included or made a part of the Stock Purchase Agreement. If payment, in whole or in part, is made by a promissory note, the shares so purchased with such note shall be held in pledge with the Company to secure payment of the note. The pledge shall be in such form and shall contain such terms as the Administrator may deem appropriate.

              (ii)  Number of Shares. The Stock Purchase Agreement shall state
                    ----------------
          the total number of shares which the offeree shall be entitled to purchase and whether or not the offeree may purchase less than all of the shares offered.

             (iii)  Term of Offer. The Stock Purchase Agreement shall specify
                    -------------
          the number of days or other period the offeree shall have to accept the offer, not to exceed thirty (30) days from the date of such offer. If not accepted by the offeree within such number of days or other period, the offer shall automatically terminate upon expiration thereof, and the offer shall thereupon be null and void and without further effect, except that the Administrator may extend such number of days or other period available for acceptance, not to exceed an additional thirty (30) days. Acceptance of the offer shall occur when the offeree has executed and redelivered to the Company one or more counterparts of the Stock Purchase Agreement in the form delivered to him by the Company and, to be effective, such acceptance must be without condition or reservation of any kind whatsoever.

              (iv)  Escrow of Dividends. If payment for shares is made by a
                    -------------------
          promissory note, all cash dividends paid with respect to the shares so purchased shall be held in escrow by the Company for the account of the purchaser without interest until such time as the shares are fully paid. Upon full payment of the promissory note, all of such escrowed dividends shall be paid to the purchaser without interest.

          (c)  Terms and Conditions Applicable Equally to Nonqualified Options
               ---------------------------------------------------------------
     Granted and to Rights of Purchase Offered Under the Plan.
     --------------------------------------------------------

               (i)  Rights as a Shareholder. An optionee or an offeree or a
                    -----------------------
          transferee of a nonqualified option or right of purchase shall have no rights as a shareholder with respect to any shares of Common Stock covered by his or her nonqualified option or right of purchase until the date of the issuance of a share certificate to him or her for such shares. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such share certificate is issued.

              (ii)  Nonassignability of Rights. No nonqualified option or right
                    --------------------------
          of purchase shall be assignable or transferable by the person receiving same except by will or the laws of descent and distribution. During the life of such person, the nonqualified option or right of purchase shall be exercisable only by him or her.

             (iii)  Other Provisions. Any Nonqualified Option Agreement or any
                    ----------------
          Stock Purchase Agreement may contain such other terms, provisions and conditions as may be determined by the Administrator, and, without limiting the generality of the foregoing, the Board of Directors or the Committee, as the case may be, shall have discretion to offer to a person a choice between having nonqualified options granted or having a right of purchase offered to him, or to grant both nonqualified options and a right of purchase or to condition a grant of nonqualified options upon a purchase of shares under a right of purchase under the Plan. Nonqualified options granted or offers made to different persons, or to the same person at different times, may be subject to terms, conditions and restrictions which differ from each other.

     8.   Changes in Capital Structure.
          ----------------------------

     In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of kind of shares of other securities of the Company by reason of merger, consolidation or reorganization in which the Company is the surviving corporation (other than a merger, consolidation or reorganization in which, although the Company is a surviving corporation, there is a change in the ownership of more than 50% of the Company's outstanding common stock) or of a recapitalization, stock split, combination of shares, reclassification, reincorporation, stock dividend (in excess of 2%), or other change in the corporate structure of the Company, appropriate adjustments shall be made by the Board of Directors in the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding incentive options, nonqualified options and rights of purchase in order to preserve, but not to increase, the benefits to persons then holding incentive options, nonqualified options and/or rights of purchase.

     In the event that the Company at any time proposes to merge into, consolidate with or to enter into any other merger, consolidation or reorganization (including the sale of substantially all of its assets) in which the Company is not the surviving corporation, or if the Company is the surviving corporation and the ownership of more than 50% of the outstanding capital stock of the Company changes as a result of such transaction, the Plan and all unexercised incentive options, nonqualified options and rights of purchase granted hereunder shall terminate, unless provision is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of incentive options, nonqualified options and rights of purchase theretofore granted, or the substitution for such incentive options, nonqualified options and rights of purchase of new options and rights of purchase covering the shares of a successor corporation, with appropriate adjustments as to number and kind of shares and prices, in which event the Plan and the incentive options, nonqualified options and rights of purchase theretofore granted or the new incentive options, nonqualified options and rights of purchase substituted therefor, shall continue in the manner and under the terms so provided. If such provision is not made in such transaction for the continuation of the Plan and the assumption of incentive options, nonqualified options and rights of purchase theretofore granted or the substitution for such incentive options, nonqualified options and rights of purchase of new incentive options, nonqualified options and rights of purchase covering the shares of a successor corporation, then the Administrator shall cause written notice of the proposed transaction to be given to the persons holding incentive options, nonqualified options or rights of purchase not less than thirty (30) days prior to the anticipated effective date of the proposed transaction, and all incentive options, nonqualified options and rights of purchase shall be accelerated and, concurrent with the effectiveness of the proposed transaction, such person shall have the right to exercise incentive options, nonqualified options and accept rights of purchase in respect of any or all shares then subject thereto; provided, however, that the failure to give such notice shall not invalidate or necessitate a delay in the consummation of the transaction.

     9.   Amendment and Termination of the Plan.
          -------------------------------------

     The Board of Directors of the Company may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board of Directors may deem advisable; provided, however, that no such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any person under any incentive option, nonqualified option or right of purchase theretofore granted to him without his consent. Without limiting the generality of the foregoing, to the extent permitted by applicable law, the Board of Directors of the Company may alter or amend the Plan to comply with requirements under the Internal Revenue Code relating to restricted stock options, incentive options, qualified options or other options which give the optionee more favorable tax treatment than applicable to options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, to the extent permitted by applicable law, any outstanding option granted hereunder shall be subject to the more favorable tax treatment afforded to an optionee pursuant to such terms and conditions as the Administrator may determine.

     Unless the Plan shall theretofore have been terminated, the Plan shall be effective on March 30, 1992, and shall terminate on March 30, 2002.

     10.  Application of Funds.
          --------------------

     The proceeds received by the Company from the sale of Common Stock pursuant to incentive options, nonqualified options and rights of purchase, except as otherwise provided herein, will be used for general corporate purposes.

     11.  No Obligation to Exercise Option or Right of Purchase.
          -----------------------------------------------------

     The granting of an incentive option, nonqualified option or the offer of a right of purchase shall impose no obligation upon the optionee to exercise such an incentive option, nonqualified option or the offeree to accept such right of purchase.

     12.  Continuance of Employment.
          -------------------------

     The Plan or the granting of any incentive option, nonqualified option or right of purchase thereunder shall not impose any obligation on the Company to continue the employment of any optionee or offeree.

     13.  Financial Disclosure.
          --------------------

     Upon the granting of any incentive option, nonqualified option or right of purchase under this Plan, the optionee or offeree shall be entitled to receive such financial information as may from time to time be disclosed to the stockholders of the Company. Such financial information shall be in the form deemed appropriate by the Board of Directors for distribution to the stockholders.

                           CERTIFICATE OF SECRETARY
                           ------------------------

     The undersigned Secretary of Interplay Productions, a California corporation (the "Company"), hereby certifies that the following resolutions amending the Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan-1991 (the "1991 Plan"), were duly adopted by the Board of Directors on September 9, 1996:


AMENDMENT OF 1991 PLAN
----------------------

     Section 3(b) of the 1991 Plan is hereby amended and restated in its entirety as follows:

          "(b) Nonqualified Options and Rights of Purchase.  Officers and other
               -------------------------------------------
     employees of the Company or of any subsidiary corporation, any member of the Board of Directors of the Company, whether or not he or she is employed by the Company, or consultants, business associates or others with important business relationships with the Company, including any trust, IRA account or estate planning device (an "Estate Planning Device") for the benefit of the foregoing, will be eligible to receive nonqualified options or rights of purchase under the Plan. An individual, or Estate Planning Device, who or that has been granted a nonqualified option or right of purchase may, if otherwise eligible, be granted an incentive option (if otherwise eligible) or an additional nonqualified option or options or rights of purchase if the Board or Committee shall so determine."

     Section 7(a)(vii) shall be added to the 1991 Plan to read in full as follows:

          "(vii) Applicability to Estate Planning Devices.  With respect to
                 ----------------------------------------
     subsections (v) and (vi) above, in the event of a termination of employment of a person who is the beneficial owner of nonqualified options held by an Estate Planning Device, the exercisability provisions of subsections (v) and (vi) above shall be applicable to such Estate Planning Device."

     Section 7(c)(ii) of the 1991 Plan is hereby amended and restated in its entirety as follows:

          "(ii) Nonassignability of Rights.  No nonqualified option or right of
                --------------------------
     purchase shall be assignable or transferable by the person receiving same without the prior written consent of the Company except by will or the laws of descent and distribution."

     IN WITNESS WHEREOF, I have subscribed my name and affixed the seal of the Corporation effective this 14th day of February, 1997.

                              /s/ Lisa Ann Latham
                              -------------------------------
                              LISA ANN LATHAM, Secretary